                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 21, 2001

                                     0-14625
                            (Commission File Number)


                              TECH DATA CORPORATION
             (Exact name of registrant as specified in its charter)


                      FLORIDA                             NO. 59-1578329
 (State or other jurisdiction of incorporation) (I.R.S. Employer Identification No.)


                              5350 TECH DATA DRIVE
                              CLEARWATER, FL, 33760
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (727) 539-7429

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

      Tech Data Corporation's press release dated December 21, 2001 and attached hereto as Exhibit 99.4 is incorporated by reference herein.

 ITEM 7.  EXHIBITS

Exhibit No.       Exhibit Title
-----------       -------------
99.1              Press Release of Tech Data Corporation dated December 21, 2001


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, and in the capacity indicated.



December 21, 2001
     (Date)


TECH DATA CORPORATION


By:  /s/JEFFERY P. HOWELLS
--------------------------------------------
Jeffery P. Howells
Executive Vice President and
Chief Financial Officer